UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 2, 2008

Date of Report (Date of earliest event reported)

Captaris, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington	0-25186	91-1190085
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 116th Avenue SE, Suite 400

Bellevue, Washington 98004

(Address of principal executive offices) (Zip Code)

(425) 455-6000

(Registrant’s telephone number, including area code)

10885 N.E. 4th Street, Suite 400

Bellevue, Washington 98004

(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

On January 8, 2008, Captaris, Inc. filed a Current Report on Form 8-K (the “Original Filing”) with the SEC to report the completion of its acquisition of Océ Document Technologies GmbH (“ODT”). In such Current Report on Form 8-K, Captaris, Inc. indicated that it would file the historical and pro forma financial information required under Item 9.01 with respect to such acquisition no later than 71 days after the date that such Current Report on Form 8-K was required to be filed.

This Current Report on Form 8-K/A amends the Original Filing to include the financial information required by Item 9.01 of Form 8-K. Except for the filing of such financial information, this Form 8-K/A does not modify or update other disclosures in, or exhibits to, the Original Filing.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Audited Financial Statements of ODT for the year ended November 30, 2006, including the related Independent Auditor’s Report and the notes to the Financial Statements.

Financial Statement of Business Acquired – Supplementary Unaudited Financial Statements

Unaudited Condensed Financial Statements of ODT for the nine month period ended August 31, 2007, including the related notes to the Unaudited Financial Statements.

(b)	Pro Forma Financial Information

The Unaudited Pro Forma Condensed Consolidated Financial Statements of Captaris, Inc., including the Unaudited Pro Forma Condensed Combined Balance Sheet of Captaris, Inc. as of September 30, 2007; the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2006, the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine month interim period ended September 30, 2007, and the notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Falk & Co GmbH

99.1	Audited Financial Statements of ODT for the year ended November 30, 2006, including the related Independent Auditor’s Report and the notes to the Financial Statements.

99.2	Unaudited Financial Statements of ODT for the nine month period ended August 31, 2007, including the related notes to the Unaudited Financial Statements.

99.3	The Unaudited Pro Forma Condensed Consolidated Financial Statements of Captaris, Inc., including the Unaudited Pro Forma Condensed Combined Balance Sheet of Captaris, Inc. as of September 30, 2007; the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2006, the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine month interim period ended September 30, 2007, and the notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPTARIS, INC.

Date: March 19, 2008	By:	/s/ Peter Papano
Name: Peter Papano
Title: Chief Financial Officer